Exhibit 99.1

                                 [LOGO OMITTED]
                                  PRIME GROUP
                                  REALTY TRUST

                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA

                    FOR THE QUARTER ENDED SEPTEMBER 30, 2004



This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.

                            PRIME GROUP REALTY TRUST
                               THIRD QUARTER 2004

                                      INDEX
-------------------------------------------------------------------------------


                                                                         Page
Investor Information ....................................................   1
Capital Structure .......................................................   2
Financial Highlights ....................................................   3
Debt Schedule ...........................................................   6
Scheduled Principal Payments and Debt Maturities ........................   8
Property Summary ........................................................   9
Annualized Base Rent by Property Type ...................................  10
Tenant Improvements, Leasing Commissions, and Capital Expenditures ......  11
Same-Store Operating Income and Net Operating Income Comparison .........  12
Leasing Activity ........................................................  13
Tenant Retention ........................................................  15
Lease Expiration Summary ................................................  17
Largest Tenants .........................................................  19
Portfolio by North American Industry Classification System (NAICS) Code .  20
Board of Trustees and Officers ..........................................  21

                            PRIME GROUP REALTY TRUST
                               THIRD QUARTER 2004

                              INVESTOR INFORMATION
-------------------------------------------------------------------------------


CORPORATE HEADQUARTERS:              STOCK EXCHANGE LISTING AND TRADING SYMBOLS
-----------------------------------  ------------------------------------------
77 West Wacker Drive, Suite 3900     New York Stock Exchange
Chicago, Illinois 60601              Common Shares Trading Symbol: PGE
Telephone: (312) 917-1300            Preferred Shares Trading Symbol: PGEPRB
Facsimile:  (312) 917-1310
Website: www.pgrt.com


INVESTOR RELATIONS:                  TRANSFER AGENT SERVICES:
-----------------------------------  ------------------------------------------
Telephone: (312) 917-8788            LaSalle National Bank
Facsimile:  (312) 917-1597           Telephone: (800) 246-5761
E-mail: investorrelations@pgrt.com


INDEPENDENT PUBLIC ACCOUNTANTS:
-----------------------------------
Ernst & Young, LLP
Chicago, Illinois

                            PRIME GROUP REALTY TRUST
                               THIRD QUARTER 2004

                   CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2004
-------------------------------------------------------------------------------

DEBT:
-----
Mortgages and Notes Payable                                                                $ 451,309,000
Mortgages and Notes Payable Related to Properties Held for Sale                               40,275,000
Bonds Payable Related to Properties Held for Sale                                             24,900,000
                                                                                           -------------
  TOTAL DEBT                                                                                $516,484,000
                                                                                           =============

Equity:                                                         SHARES         CLOSING
-------                                                       OUTSTANDING        PRICE
                                                              -----------      --------
Common Shares                                                 23,681,371        $ 5.70      $134,983,815
Operating Partnership Units                                    3,076,586          5.70        17,536,540
Series B Preferred Shares and Accrued Distributions                                          113,500,000
                                                                                           -------------
  TOTAL EQUITY                                                                              $266,020,355
                                                                                           -------------

TOTAL MARKET CAPITALIZATION                                                                 $782,504,355
                                                                                           =============


                                                      PRIME GROUP REALTY TRUST
                                                         THIRD QUARTER 2004

                                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------

                                                                                  THREE MONTHS ENDED
                                                       -------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF OPERATIONS:(1)              SEP 30, 2004    JUN 30, 2004   MAR 31, 2004   DEC 31, 2003   SEP 30, 2003
-----------------------------------------              -------------   ------------   ------------   ------------   -------------
Rental Revenue and Tenant Reimbursements                $ 27,097,000   $ 27,186,000   $ 27,343,000   $ 26,103,000   $ 37,687,000
Other Revenue                                              1,835,000      1,870,000      2,161,000      1,467,000      2,466,000
                                                       -------------   ------------   ------------   ------------   -------------
Total Revenue                                             28,932,000     29,056,000     29,504,000     27,570,000     40,153,000
Provision for Asset Impairment                                  --             --             --       (1,048,000)      (900,000)
Other Expenses                                           (23,560,000)   (23,189,000)   (23,160,000)   (22,774,000)   (28,210,000)
                                                       -------------   ------------   ------------   ------------   -------------
Operating Income                                           5,372,000      5,867,000      6,344,000      3,748,000     11,043,000
Other Income/(Expense)                                    (2,910,000)    (4,212,000)    (2,633,000)    (3,684,000)       366,000
Interest Expense                                          (7,271,000)    (7,205,000)    (7,210,000)    (8,337,000)   (12,596,000)
Amortization of Deferred Financing Costs                    (456,000)      (422,000)      (363,000)    (3,362,000)      (883,000)
                                                       -------------   ------------   ------------   ------------   -------------
Loss from Continuing Operations before
  Minority Interests                                      (5,265,000)    (5,972,000)    (3,862,000)   (11,635,000)    (2,070,000)
Minority Interests                                           805,000      1,043,000        644,000      1,598,000        502,000
                                                       -------------   ------------   ------------   ------------   -------------
Loss from Continuing Operations                           (4,460,000)    (4,929,000)    (3,218,000)   (10,037,000)    (1,568,000)
Discontinued Operations Net of Minority Interests          1,628,000         28,000     (1,764,000)   (36,648,000)    (2,308,000)
Loss on Sales of Real Estate                                 (17,000)       (61,000)       (18,000)      (646,000)          --
                                                       -------------   ------------   ------------   ------------   -------------
Net Loss                                                  (2,849,000)    (4,962,000)    (5,000,000)   (47,331,000)    (3,876,000)
Net Income Allocated to Preferred Shareholders            (2,250,000)    (2,250,000)    (2,250,000)    (2,250,000)    (2,250,000)
                                                       -------------   ------------   ------------   ------------   -------------
NET LOSS AVAILABLE TO COMMON SHAREHOLDERS               $ (5,099,000)  $ (7,212,000)  $ (7,250,000)  $(49,581,000)  $ (6,126,000)
                                                       =============   ============   ============   ============   =============
NET LOSS PER WEIGHTED AVERAGE SHARE
  AVAILABLE TO COMMON SHAREHOLDERS                      $      (0.22)  $      (0.30)  $      (0.31)  $      (2.10)  $      (0.26)
                                                       =============   ============   ============   ============   =============


(1)  Prior period results reflect reclassification of properties sold during 2004 from continuing operations to discontinued
     operations.


                                                      PRIME GROUP REALTY TRUST
                                                         THIRD QUARTER 2004

                                                        FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

                                                                                   THREE MONTHS ENDED
                                                        -------------------------------------------------------------------------
FUNDS FROM OPERATIONS:(1)                               SEP 30, 2004    JUN 30, 2004   MAR 31, 2004   DEC 31, 2003   SEP 30, 2003
-----------------------------------------               -------------   ------------   ------------   ------------   ------------
Net Loss Available to Common Shareholders               $(5,099,000)    $(7,212,000)  $(7,250,000)  $(49,581,000)  $(6,126,000)
Real Estate Depreciation and Amortization                 5,030,000       5,149,000     5,108,000      5,432,000     7,369,000
Amortization of Costs for Leases Assumed                     72,000          72,000        72,000        169,000       675,000
Joint Venture Adjustments                                 4,487,000       4,490,000     4,388,000      4,726,000       873,000
Adjustment for Discontinued Operations                       84,000       1,394,000     1,846,000     (2,793,000)    1,696,000
Loss on Sale of Operating Property, Net of
  Minority Interests                                         15,000          52,000        18,000           --            --
Minority Interests                                         (805,000)     (1,043,000)     (644,000)    (1,598,000)     (502,000)
                                                        -----------     -----------   -----------   -----------    ----------
FUNDS FROM OPERATIONS AVAILABLE TO COMMON
   SHARE/UNIT HOLDERS                                   $ 3,784,000     $ 2,902,000   $ 3,538,000   $(43,645,000)  $ 3,985,000
                                                        ===========     ===========   ===========   ============   ===========
FUNDS FROM OPERATIONS PER WEIGHTED AVERAGE SHARE
  AVAILABLE TO COMMON SHARE/UNIT HOLDERS                $      0.14     $      0.11   $      0.13   $      (1.63)  $      0.15
                                                        ===========     ===========   ===========   ============   ===========

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   THREE MONTHS ENDED
                                                       --------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS:                  SEP 30, 2004    JUN 30, 2004   MAR 31, 2004   DEC 31, 2003   SEP 30, 2003
--------------------------------------                 -------------   ------------   ------------   ------------   -------------
Net Cash Provided by/(Used in) Operating Activities    $ 10,538,000    $ 10,725,000   $ (3,019,000)  $ (10,700,000)  $   883,000
Net Cash Provided by/(Used in) Investing Activities      (7,120,000)     57,319,000     (2,443,000)    320,243,000    (3,908,000)
Net Cash Provided by/(Used in) Financing Activities      (3,595,000)    (62,827,000)     5,586,000    (286,429,000)    3,833,000
                                                       ------------    ------------   ------------   -------------   ------------
Net Increase/(Decrease) in Cash and Cash Equivalents       (177,000)      5,217,000        124,000      23,114,000       808,000
Cash and Cash Equivalents at Beginning of the Period     37,949,000      32,732,000     32,608,000       9,494,000     8,686,000
                                                       ------------    ------------   ------------   -------------   -----------
Cash and Cash Equivalents at End of the Period         $ 37,772,000    $ 37,949,000   $ 32,732,000   $  32,608,000   $ 9,494,000
                                                       ============    ============   ============   =============   ============


(1)  Prior period results reflect reclassification of properties sold during 2004 from continuing operations to discontinued
     operations.

                                                      PRIME GROUP REALTY TRUST
                                                         THIRD QUARTER 2004

                                                        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         AS OF
                                                          -------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS:                              SEP 30, 2004    JUN 30, 2004   MAR 31, 2004   DEC 31, 2003   SEP 30, 2003
-----------------------------------------                 -------------   ------------   ------------   ------------   ------------
Total Assets                                                $865,492,000  $870,596,000  $934,135,000  $948,781,000  $1,331,485,000
                                                          ==============  ============  ============  ============  ==============

Mortgages, Notes, Bonds and Construction Financing Payable  $516,484,000  $517,829,000  $578,406,000  $572,820,000  $  614,447,000
Other Liabilities                                             83,504,000    82,292,000    77,944,000    90,820,000     379,214,000
Minority Interests                                            19,290,000    19,947,000    20,924,000    21,803,000      28,245,000
Shareholders' Equity                                         246,214,000   250,528,000   256,861,000   263,338,000     309,579,000
                                                          --------------  ------------  ------------  ------------  --------------
Total Liabilities and Shareholders' Equity                  $865,492,000  $870,596,000  $934,135,000  $948,781,000  $1,331,485,000
                                                          ==============  ============  ============  ============  ==============

                                                                                     THREE MONTHS ENDED
                                                          -------------------------------------------------------------------------
COMMON STOCK (PGE) DATA:                                  SEP 30, 2004    JUN 30, 2004   MAR 31, 2004   DEC 31, 2003   SEP 30, 2003
-----------------------------------------                 -------------   ------------   ------------   ------------   ------------
High Closing Price                                          $       5.83  $       6.48  $       6.71  $       6.55  $         7.00
Low Closing Price                                           $       5.15  $       5.06  $       6.06  $       5.97  $         6.00
Average Closing Price                                       $       5.43  $       5.55  $       6.29  $       6.25  $         6.31
End of Period Closing Price                                 $       5.70  $       5.28  $       6.44  $       6.27  $         6.65
Outstanding Common Shares (end of period)                     23,681,371    23,681,371    23,671,996    23,670,522      23,670,522
Outstanding Operating Partnership Units (end of period)        3,076,586     3,076,586     3,076,586     3,076,586       3,076,586

                                                                                     THREE MONTHS ENDED
                                                          -------------------------------------------------------------------------
SERIES B PREFERRED (PGEPRB) DATA:                         SEP 30, 2004    JUN 30, 2004   MAR 31, 2004   DEC 31, 2003   SEP 30, 2003
-----------------------------------------                 -------------   ------------   ------------   ------------   ------------
High Closing Price                                          $      25.95  $      25.42  $      25.79  $      24.35  $        21.25
Low Closing Price                                           $      23.96  $      23.33  $      23.85  $      22.05  $        17.36
Average Closing Price                                       $      25.09  $      24.39  $      24.40  $      22.99  $        19.73
End of Period Closing Price                                 $      25.39  $      24.20  $      25.79  $      24.35  $        21.25
Outstanding Series B Preferred Shares (end of period)          4,000,000     4,000,000     4,000,000     4,000,000       4,000,000


                                                     PRIME GROUP REALTY TRUST
                                                        THIRD QUARTER 2004

                                              DEBT SCHEDULE AS OF SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                    MAXIMUM
                                                                                                   INTEREST               MATURITY
                                                                            PRINCIPAL    INTEREST  RATE WITH  MATURITY   DATE WITH
             COLLATERAL                  LENDER           DEBT TYPE          BALANCE       RATE      HEDGE      DATE    EXTENSIONS
             ----------              -------------------- ---------         ----------   --------  ---------   -------- ---------

Fixed Rate Debt:
----------------
Continental Towers(1)               Prudential C Life      Senior          $66,417,000     7.22%              01/05/13
Various                             CIBC Oppenheimer/GMAC  Senior           15,398,000     7.17%              05/01/08
Narco River Business Center         CIBC Oppenheimer       Senior            2,636,000     8.68%              12/01/09
Brush Hill Office Court             Deutsche Banc Mortgage Senior
                                     Capital                                 7,936,000     8.76%              01/01/10
7100 Madison Avenue                 Greenwich Capital      Senior            3,784,000     8.44%              05/01/10
Jorie Plaza                         LaSalle Bank, N.A.     Senior           22,168,000     8.33%              12/01/10
208 South LaSalle Street            Capital Company of     Senior
                                     America                                42,747,000     7.79%              04/11/13
Enterprise Office Center II         Deutsche Banc Mortgage Senior
                                     Capital                                 5,820,000     7.63%              03/01/11
180 North LaSalle Street            Greenwich Capital      Senior           66,503,000     5.43%              02/01/11
                                                                       ----------------
  Total Fixed Rate Debt                                                   $233,409,000
                                                                       ----------------

Variable Rate Debt:
-------------------
180 North LaSalle Street(2)         Fleet/Bank of America  Mezzanine       $11,000,000     8.76%     11.50%   11/15/04
IBM Plaza                           Lehman Brothers Bank   Senior
                                     FSB                                   130,212,000     3.70%      8.03%   03/09/06   03/09/08
IBM Plaza                           Lehman Brothers Bank   Mezzanine
                                     FSB                                    64,788,000     7.70%     12.30%   03/09/06   03/09/08
Jorie Plaza/208 South LaSalle       Fleet/Bank of America  Mezzanine
 Street(2)                                                                  11,900,000     8.67%     14.50%   11/15/04
                                                                       ----------------
  Total Variable Rate Debt                                                $217,900,000
                                                                       ----------------

Total Debt                                                                $451,309,000
                                                                       ================


(1)The maturity date for the Continental Towers senior loan is contingent upon an agreement between the lender and the Company, related to a modification of the loan's interest rate and other major loan terms on or before April 30, 2005, that may increase the interest rate on the loan beyond the current rate of 7.22% as described in the loan documents.

(2) The Fleet/Bank of America mezzanine loans were retired during October 2004 with proceeds from the industrial sale.





                                                     PRIME GROUP REALTY TRUST
                                                        THIRD QUARTER 2004

                                              DEBT SCHEDULE AS OF SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                    MAXIMUM
                                                                                                   INTEREST               MATURITY
                                                                            PRINCIPAL    INTEREST  RATE WITH  MATURITY   DATE WITH
             COLLATERAL                  LENDER           DEBT TYPE          BALANCE       RATE      HEDGE      DATE    EXTENSIONS
             ----------              -------------------- ---------         ----------   --------  ---------   -------- ---------

NON-CONSOLIDATED JOINT VENTURE DEBT:
------------------------------------
77 West Wacker Drive                Merrill Lynch          Senior         $166,000,000     5.70%              11/01/13
Bank One Center                     Helaba Bank            Senior          247,500,000     5.47%              10/01/10
Bank One Center                     Helaba Bank            Senior           22,500,000     5.18%              10/01/10
Thistle Landing                     Wells Fargo            Senior           24,118,000     5.50%              11/30/05
                                                                       ----------------
Total Non-Consolidated Joint Venture Debt                                 $460,118,000
                                                                       ================


MORTGAGE NOTES RELATED TO PROPERTIES HELD FOR SALE ON SEPTEMBER 30, 2004:
-------------------------------------------------------------------------
Various                             CIBC                   Senior
                                     Oppenheimer/Midland                   $14,507,500     7.17%              05/01/08
Various                             CIBC Oppenheimer/Key   Senior           13,926,500     7.17%              05/01/08
555 Kirk Road/1543 Abbott Drive     LaSalle Bank, N.A.     Senior            2,321,000     7.35%              04/30/05
200 South Mitchell Court            Corus Bank             Senior            3,962,000     5.75%              09/01/05
1455 Sequoia Drive                  LaSalle Bank, N.A.     Senior            5,558,000     3.98%              08/30/04
                                                                       ----------------
  Total                                                                    $40,275,000
                                                                       ================


BONDS RELATED TO PROPERTIES HELD FOR SALE ON SEPTEMBER 30, 2004:
----------------------------------------------------------------
Enterprise I - Enterprise VI        Indiana Industrial     Senior
                                     Bonds                                 $24,900,000     3.85%              01/02/07
                                                                       ----------------
  Total                                                                    $24,900,000
                                                                       ================

Total Debt Related to Properties Held for Sale
  on September 30, 2004                                                    $65,175,000
                                                                       ================

                                                      PRIME GROUP REALTY TRUST
                                                         THIRD QUARTER 2004

                                          SCHEDULED PRINCIPAL PAYMENTS AND DEBT MATURITIES
----------------------------------------------------------------------------------------------------------------------------

                       DEBT RETIRED ON INITIAL MATURITY DATES                      EXTENSION OPTIONS EXERCISED
             -------------------------------------------------------  ------------------------------------------------------
                SCHEDULED                                               SCHEDULED
                PRINCIPAL        DEBT                       PERCENT     PRINCIPAL        DEBT                       PERCENT
YEAR(1)         PAYMENTS     MATURITIES(2)    TOTAL(3)      OF DEBT     PAYMENTS     MATURITIES(2)    TOTAL(3)      OF DEBT
----------   ------------   -------------  ------------     -------    -----------   -------------  ------------    --------
      2004   $  1,064,000   $ 22,800,000   $ 23,864,000       5.3%    $  1,064,000   $ 22,800,000   $ 23,864,000       5.3%
      2005      3,997,000           --        3,997,000       0.9%       3,997,000           --        3,997,000       0.9%
      2006      4,290,000    195,000,000    199,290,000      44.2%       4,290,000           --        4,290,000       1.0%
      2007      4,604,000           --        4,604,000       1.0%       4,604,000           --        4,604,000       1.0%
      2008      4,716,000     14,494,000     19,210,000       4.3%       4,716,000    209,494,000    214,210,000      47.5%
Thereafter     18,348,000    181,996,000    200,344,000      44.3%      18,348,000    181,996,000    200,344,000      44.3%
             ------------   ------------   ------------     ------    ------------   ------------   ------------     ------
Total        $ 37,019,000   $414,290,000   $451,309,000     100.0%    $ 37,019,000   $414,290,000   $451,309,000     100.0%
             ============   ============   ============     ======    ============   ============   ============     ======

(1)  2004 includes the period October 1, 2004 through December 31, 2004.
(2)  The $22.8 million of debt maturing during 2004 was retired in October 2004 with proceeds from the industrial sale.
(3)  Total for debt in place as of September 30, 2004, excluding debt for properties held for sale on September 30, 2004.

                                                      PRIME GROUP REALTY TRUST
                                                         THIRD QUARTER 2004

                                              PROPERTY SUMMARY AS OF SEPTEMBER 30, 2004
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                      PERCENT OCCUPIED
                                                      YEAR BUILT/    NET RENTABLE  SQUARE FEE   -------------------------------
           PROPERTY(1)         CITY/STATE             RENOVATED     SQUARE FEET    OCCUPIED     9/30/04      6/30/04    9/30/03
           -----------         ----------             -----------   -------------  ----------   -------      -------    -------

WHOLLY OWNED PROPERTIES:
------------------------
180 North LaSalle Street       Chicago, IL            1972/1999        767,165        618,076     80.6%       80.7%       78.3%
208 South LaSalle Street       Chicago, IL            1914/1956        866,040        751,761     86.8%       87.6%       88.8%
IBM Plaza                      Chicago, IL               1971        1,365,611      1,204,792     88.2%       89.0%       89.2%
7100 Madison                   Willowbrook, IL           1998           50,157         50,157    100.0%      100.0%      100.0%
Atrium Building                Naperville, IL            1979           65,329         57,305     87.7%       87.7%       89.1%
Brush Hill Office Court        Westmont, IL              1986          109,975        108,845     99.0%       99.0%      100.0%
Continental Towers             Rolling Meadows, IL  1977/1979/1981     923,049        741,633     80.3%       86.8%       77.0%
Enterprise Office Center II    Westchester, IL        1998/1999         62,619         54,270     86.7%       86.7%       86.7%
Jorie Plaza                    Oak Brook, IL          1961/1992        191,666        191,666    100.0%      100.0%      100.0%
1051 Kirk Road (industrial)    Batavia, IL               1990          120,004        120,004    100.0%      100.0%        0.0%
Narco River Business Center    Calumet City, IL          1981           64,929         52,595     81.0%       78.3%       81.1%
Olympian Office Center         Lisle, IL                 1989          165,574        153,943     93.0%       93.0%       91.9%
                                                                     ---------     ----------    ------      ------      ------
Total Wholly Owned Properties                                        4,752,118      4,105,047     86.4%       87.8%       83.5%
                                                                     =========     ==========    ======      ======      ======
JOINT VENTURE PROPERTIES:
-------------------------
Bank One Center                Chicago, IL               2003        1,502,465      1,080,179     71.9%       71.9%       67.5%
77 West Wacker Drive           Chicago, IL               1992          944,556        878,230     93.0%       92.5%       91.9%
Thistle Landing                Phoenix, AZ               2000          383,509        282,503     73.7%       73.2%       67.1%
                                                                     ---------      ---------    -----        ----        -----
TOTAL JOINT VENTURE PROPERTIES                                       2,830,530      2,240,912     79.2%       79.0%       75.6%
                                                                     ---------      ---------    -----        ----        -----

TOTAL PORTFOLIO                                                      7,582,648      6,345,959     83.7%       84.6%       80.5%
                                                                     =========     ==========    ======      ======      ======

(1) Excludes properties held for sale on September 30, 2004.


                         PRIME GROUP REALTY TRUST
                            THIRD QUARTER 2004

                   ANNUALIZED BASE RENT BY PROPERTY TYPE
----------------------------------------------------------------------------


                                                          BASE RENT(1)
                                                          ------------
Wholly Owned Properties                                   $ 63,230,000
                                                          ============

Joint Venture Properties                                  $ 57,099,000
                                                          ============

(1) Excludes straight-line rent, lease termination income, lease liability amortization, and properties held for sale on September 30, 2004.

                                                      PRIME GROUP REALTY TRUST
                                                         THIRD QUARTER 2004

                                 TENANT IMPROVEMENTS, LEASING COMMISSIONS, AND CAPITAL EXPENDITURES
-----------------------------------------------------------------------------------------------------------------

                                                        THREE MONTHS ENDED SEPTEMBER 30, 2004
                                    -----------------------------------------------------------------------------
                                           TENANT               LEASING              CAPITAL
                                        IMPROVEMENTS          COMMISSIONS          EXPENDITURES          TOTAL
                                      --------------          -----------          ------------       -----------
Wholly Owned Properties(1)              $ 1,036,000            $ 349,000            $ 804,000        $ 2,189,000
                                       =============          ===========           =========        ===========

Joint Venture Properties(2)             $ 1,833,000            $ 241,000            $ 100,000        $ 2,174,000
                                       =============          ===========           =========        ===========


                                                        NINE MONTHS ENDED SEPTEMBER 30, 2004
                                    -----------------------------------------------------------------------------
                                           TENANT               LEASING            CAPITAL
                                        IMPROVEMENTS          COMMISSIONS         EXPENDITURES          TOTAL
                                      --------------          -----------         ------------      ------------
Wholly Owned Properties(1)              $ 7,782,000          $ 1,567,000           $3,094,000       $ 12,443,000
                                      ==============         ============         ===========       ============

Joint Venture Properties(2)             $10,987,000          $ 2,702,000          $ 2,721,000       $ 16,410,000
                                      ==============         ============         ===========       ============

(1)  Excludes expenditures for properties held for sale on September 30, 2004.
(2)  Includes expenditures for Bank One Center that were funded by the senior financing.


                                                      PRIME GROUP REALTY TRUST
                                                         THIRD QUARTER 2004

                             GAAP RECONCILIATION OF OPERATING INCOME TO SAME-STORE NET OPERATING INCOME
--------------------------------------------------------------------------------------------------------------------------------

                                                                               THREE MONTHS ENDED
                                            ------------------------------------------------------------------------------------
                                                        SEPTEMBER 30, 2004                            SEPTEMBER 30, 2003
                                            -------------------------------------------  ---------------------------------------
                                               SAME          CORPORATE/                     SAME         CORPORATE/
                                               STORE         OPERATING                     STORE         OPERATING
                                              PROPERTIES     PARTNERSHIP       TOTAL     PROPERTIES      PARTNERSHIP     TOTAL
                                            -------------   ------------    -----------  -----------    -----------   -----------
OPERATING INCOME                            $   9,928,000   $ (4,556,000)   $ 5,372,000  $14,860,000    $(3,817,000)  $11,043,000
  Less: Properties not Held in Both Periods        (5,000)            -          (5,000)  (5,473,000)             -    (5,473,000)
                                            -------------   ------------     -----------  ----------     ------------  ----------
SAME-STORE OPERATING INCOME                     9,923,000     (4,556,000)     5,367,000    9,387,000     (3,817,000)    5,570,000

LESS:
------
  Lease Termination Fees                                -              -              -      (63,000)             -       (63,000)
  Services Company Revenues                             -       (817,000)      (817,000)           -     (1,235,000)   (1,235,000)
  Real Estate Taxes                                     -        (77,000)       (77,000)           -         25,000        25,000
  Depreciation and Amortization                 4,992,000        381,000      5,373,000    5,004,000        481,000     5,485,000
  General and Administrative                            -      2,507,000      2,507,000            -      2,558,000     2,558,000
  Services Company Operations                           -        337,000        337,000            -      1,081,000     1,081,000
  Provision for asset impairment                        -        909,000        909,000                     900,000       900,000
  Strategic Alternatives Costs                          -      1,316,000      1,316,000            -          7,000         7,000
  Straight-Line Rent Adjustment                  (898,000)             -       (898,000)    (451,000)             -      (451,000)
                                            ------------    ------------    -----------  -----------    -----------   -----------
SAME-STORE NET OPERATING INCOME(1)           $ 14,017,000   $          -    $14,017,000  $13,877,000    $         -   $13,877,000
                                            =============   ============    ===========  ===========    ============  ===========

PERCENTAGE INCREASE/(DECREASE):
Same-Store Operating Income                           5.7%
Same-Store Net Operating Income                       1.0%


(1)  Same-store net operating income is a non-GAAP financial measure. In arriving at same-store net operating income, the Company excluded lease termination fee income, depreciation and amortization, and the effects of straight-line rent. The Company believes the exclusion of these items provides investors a meaningful comparison of income generated by the Company's properties.

                                                 PRIME GROUP REALTY TRUST
                                                    THIRD QUARTER 2004

                                        LEASING ACTIVITY DURING THIRD QUARTER 2004
----------------------------------------------------------------------------------------------------------------

                                                     WHOLLY                 JOINT
                                                     OWNED                  VENTURE                  TOTAL
                                                  PROPERTIES(1)            PROPERTIES               PORTFOLIO
                                                  ------------            -----------             -----------
6/30/04 Square Feet Occupied                        4,174,630               2,240,418               6,415,048
6/30/04 Percent Occupied                                 87.8%                   79.0%                   84.6%
----------------------------------------------------------------------------------------------------------------
Number of New Leases Commencing                             2                       1                       3
Square Feet of New Leases Commencing                    3,707                   6,888                  10,595
----------------------------------------------------------------------------------------------------------------
Number of Expansions Commencing                             5                       -                       5
Square Feet of Expansions Commencing                    3,987                       -                   3,987
----------------------------------------------------------------------------------------------------------------
Number of Move Outs                                         7                       1                       8
Square Feet of Move Outs                               77,277                   6,394                  83,671
----------------------------------------------------------------------------------------------------------------
Number of Lease Terminations                                -                       -                       -
Square Feet of Lease Terminations                           -                       -                       -
----------------------------------------------------------------------------------------------------------------
9/30/04 Square Feet Occupied                        4,105,047               2,240,912               6,345,959
9/30/04 Net Rentable Square Feet(2)                 4,752,118               2,830,530               7,582,648
9/30/04 Percent Occupied                                 86.4%                   79.2%                   83.7%

(1)  Excludes properties held for sale on September 30, 2004.
(2)  Net Rentable Square Feet may change periodically due to the effects of acquisitions, dispositions, and BOMA remeasurement.


                                                      PRIME GROUP REALTY TRUST
                                                         THIRD QUARTER 2004

                                  LEASING ACTIVITY DURING THE NINE MONTHS ENDED SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------

                                                                   WHOLLY                 JOINT
                                                                    OWNED                 VENTURE                  TOTAL
                                                                 PROPERTIES(1)           PROPERTIES               PORTFOLIO
                                                                 -------------          -----------               ---------
12/31/03 Square Feet Occupied                                     4,036,735               2,099,102               6,135,837
12/31/03 Percent Occupied                                             84.9%                   74.1%                   80.9%
----------------------------------------------------------------------------------------------------------------------------
Number of New Leases Commencing                                          16                       5                      21
Square Feet of New Leases Commencing                                181,799                 134,720                 316,519
----------------------------------------------------------------------------------------------------------------------------
Number of Expansions Commencing                                          14                       2                      16
Square Feet of Expansions Commencing                                 23,656                  72,485                  96,141
----------------------------------------------------------------------------------------------------------------------------
Number of Move Outs                                                      28                       5                      33
Square Feet of Move Outs                                            135,500                  42,775                 178,275
----------------------------------------------------------------------------------------------------------------------------
Number of Lease Terminations                                              1                       1                       2
Square Feet of Lease Terminations                                     1,643                  22,620                  24,263
----------------------------------------------------------------------------------------------------------------------------
9/30/04 Square Feet Occupied                                      4,105,047               2,240,912               6,345,959
9/30/04 Net Rentable Square Feet(2)                               4,752,118               2,830,530               7,582,648
9/30/04 Percent Occupied                                               86.4%                   79.2%                   83.7%

(1)  Excludes properties held for sale on September 30, 2004 and 33 West Monroe Street, a property that we sold in April 2004.
(2)  Net Rentable Square Feet may change periodically due to the effects of acquisitions, dispositions, and BOMA remeasurement.

                                        14

                                                      PRIME GROUP REALTY TRUST
                                                         THIRD QUARTER 2004

                                             TENANT RETENTION DURING THIRD QUARTER 2004
----------------------------------------------------------------------------------------------------------------------------------

                                                                                 WHOLLY             JOINT
                                                                                 OWNED             VENTURE            TOTAL
                                                                              PROPERTIES(5)       PROPERTIES         PORTFOLIO
                                                                              --------------     ------------       -----------
Number of Renewals(1)                                                                      6                -                 6
Number of Extensions(1)                                                                   12                1                13
---------------------------------------------------------------------------------------------------------------------------------
Square Feet up for Renewal(2)                                                        155,502           22,663           178,165
Square Feet of Leases Renewed                                                         55,530                -            55,530
Square Feet of Leases Extended                                                        22,695           16,269            38,964
Total Retained                                                                        78,225           16,269            94,494
Percent Retained                                                                       50.3%             71.8%             53.0%
---------------------------------------------------------------------------------------------------------------------------------
Old Gross Rental Rate Including Straight-Line Rent(3)                                $ 19.21          $ 46.74           $ 23.95
New Gross Rental Rate Including Straight-Line Rent(3)                                $ 18.44          $ 43.86           $ 22.82
Percent Change in Gross Rental Rate                                                    -4.0%             -6.2%             -4.7%
---------------------------------------------------------------------------------------------------------------------------------
Old Gross Rental Rate Excluding Straight-Line Rent(4)                                $ 20.22          $ 46.74           $ 24.78
New Gross Rental Rate Excluding Straight-Line Rent(4)                                $ 18.76          $ 43.86           $ 23.08
Percent Change in Gross Rental Rate                                                    -7.2%             -6.2%             -6.9%

(1)  Renewals include leases with terms of 36 months and greater and extensions include leases with terms of 12-35 months.
(2)  Square feet up for renewal excludes space occupied by tenants in bankruptcy and lease terminations.
     Also excludes renewals/extensions having a term of less than 12 months.
(3)  Old and new gross rental rates including straight-line rent refer to the average gross rental rate over the respective terms.
(4)  Old and new gross rental rates excluding straight-line rent refer to the gross rental rate in place at the expiration date of  the old lease and the gross rental rate at the commencement date of the new lease, respectively.
(5)  Excludes properties held for sale on September 30, 2004.


                                                      PRIME GROUP REALTY TRUST
                                                         THIRD QUARTER 2004

                                  TENANT RETENTION DURING THE NINE MONTHS ENDED SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------------------------------------

                                                                             WHOLLY            JOINT
                                                                             OWNED            VENTURE             TOTAL
                                                                           PROPERTIES(5)     PROPERTIES         PORTFOLIO
                                                                           ------------      ----------         ----------
Number of Renewals(1)                                                              23                 1                24
Number of Extensions(1)                                                            21                 1                22
---------------------------------------------------------------------------------------------------------------------------
Square Feet up for Renewal(2)                                                 305,734            63,467           369,201
Square Feet of Leases Renewed                                                 100,513             4,423           104,936
Square Feet of Leases Extended                                                 69,721            16,269            85,990
Total Retained                                                                170,234            20,692           190,926
Percent Retained                                                                 55.7%             32.6%             51.7%
---------------------------------------------------------------------------------------------------------------------------
Old Gross Rental Rate Including Straight-Line Rent(3)                         $ 21.93           $ 46.45           $ 24.59
New Gross Rental Rate Including Straight-Line Rent(3)                         $ 20.73           $ 44.28           $ 23.28
Percent Change in Gross Rental Rate                                              -5.5%             -4.7%             -5.3%
---------------------------------------------------------------------------------------------------------------------------
Old Gross Rental Rate Excluding Straight-Line Rent(4)                         $ 22.74           $ 46.34           $ 25.30
New Gross Rental Rate Excluding Straight-Line Rent(4)                         $ 21.60           $ 43.86           $ 24.02
Percent Change in Gross Rental Rate                                              -5.0%             -5.4%             -5.1%

(1)  Renewals include leases with terms of 36 months and greater and extensions include leases with terms of 12-35 months.
(2)  Square feet up for renewal excludes space occupied by tenants in bankruptcy and lease terminations. Also excludes renewals/extensions having a term of less than 12 months.
(3)  Old and new gross rental rates including straight-line rent refer to the average gross rental rate over the respective terms.
(4)  Old and new gross rental rates excluding straight-line rent refer to the gross rental rate in place at the expiration date of the old lease and the gross rental rate at the commencement date of the new lease, respectively.
(5)  Excludes properties held for sale on September 30, 2004.

                                                        PRIME GROUP REALTY TRUST
                                                           THIRD QUARTER 2004

                                           LEASE EXPIRATION SUMMARY - WHOLLY OWNED PROPERTIES
---------------------------------------------------------------------------------------------------------------------------

                                              PERCENT OF
                      NET RENTABLE           NET RENTABLE                                   PERCENT OF        ANNUAL BASE
      YEAR             SQUARE FEET            SQUARE FEET          ANNUAL BASE              ANNUAL BASE         RENT PER
    OF LEASE           SUBJECT TO              SUBJECT TO            RENT OF                  RENT OF        SQUARE FOOT OF
   EXPIRATION       EXPIRING LEASES1        EXPIRING LEASES      EXPIRING LEASES          EXPIRING LEASES   EXPIRING LEASES
--------------     -----------------        ---------------      ---------------          ---------------   ---------------
      2004(2)            135,530                   3.4%           $  1,875,735                  2.7%            $ 13.84
      2005               632,073                  15.7%              8,773,173                 12.5%              13.88
      2006               647,380                  16.1%              8,797,894                 12.5%              13.59
      2007               417,741                  10.4%              8,363,175                 11.9%              20.02
      2008               417,870                  10.4%              6,426,841                  9.1%              15.38
      2009               272,426                   6.8%              5,121,609                  7.3%              18.80
      2010               463,745                  11.5%             12,525,752                 17.8%              27.01
      2011               234,029                   5.8%              4,835,039                  6.9%              20.66
      2012               178,853                   4.4%              3,614,619                  5.1%              20.21
      2013               162,151                   4.0%              2,751,702                  3.9%              16.97
   Thereafter            458,677                  11.4%              7,159,948                 10.2%              15.61
                      ----------                 ------           ------------                ------            -------
Total                  4,020,475                 100.0%           $ 70,245,489                100.0%            $ 17.47
                      ==========                 ======           ============                ======            =======

(1)  Excludes month-to-month leases, leases at joint venture properties, and leases related to properties held for sale on September 30, 2004.
(2)  Expiring leases commencing October 1, 2004.

                                                    PRIME GROUP REALTY TRUST
                                                       THIRD QUARTER 2004

                                       LEASE EXPIRATION SUMMARY - JOINT VENTURE PROPERTIES
-----------------------------------------------------------------------------------------------------------------------

                                           PERCENT OF
                    NET RENTABLE           NET RENTABLE                               PERCENT OF
      YEAR           SQUARE FEET           SQUARE FEET            ANNUAL BASE        ANNUAL BASE        ANNUAL BASE
    OF LEASE         SUBJECT TO             SUBJECT TO               RENT OF           RENT OF          RENT PSF OF
   EXPIRATION     EXPIRING LEASES(1)      EXPIRING LEASES        EXPIRING LEASES    EXPIRING LEASES    EXPIRING LEASES
---------------   -----------------       ---------------        ---------------    ---------------    ---------------
      2004(2)                -                  0.0%              $          -             0.0%           $     -
      2005              54,559                  2.4%                   879,989             1.3%             16.13
      2006              23,273                  1.0%                   586,816             0.9%             25.21
      2007             450,450                 19.7%                11,420,338            16.9%             25.35
      2008              28,039                  1.2%                   783,780             1.2%             27.95
   Thereafter        1,729,853                 75.7%                53,804,418            79.7%             31.10
                     ---------                ------              ------------           ------           -------
Total                2,286,174                100.0%              $ 67,475,341           100.0%           $ 29.51
                     =========                ======              ============           ======           =======

(1) Excludes month-to-month leases. Includes Thistle Landing, a property that was omitted from the Q2 04 summary.
(2) Expiring leases commencing October 1, 2004.


                                        18

                                         PRIME GROUP REALTY TRUST
                                            THIRD QUARTER 2004

                                   LARGEST TENANTS BY ANNUAL GROSS RENT
-------------------------------------------------------------------------------------------

                                                  ANNUALIZED                    PERCENT OF
                                                  YEAR TO DATE                     TOTAL
                   TENANT(1),(4)                  GROSS RENT(2)                 GROSS RENT
                  --------------                 --------------                 ----------
Jenner & Block                                     $ 13,862,744                    11.9%
IBM Corporation                                       9,506,056                     8.1%
ST Holdings Inc(3)                                    6,904,993                     5.9%
ABN AMRO                                              6,128,063                     5.3%
Accenture                                             5,894,347                     5.1%
Fifth Third Bank                                      2,829,255                     2.4%
Aon Consulting                                        2,707,331                     2.3%
Central Parking                                       2,355,680                     2.0%
Ameritech Information Systems                         1,884,757                     1.6%
CEDA                                                  1,285,269                     1.1%
                                                   ------------                    -----
Total                                               $53,358,495                    45.6%
                                                   ============                    =====

(1)  Excludes joint venture properties.
(2)  Annual Gross Rent excludes straight-line rent.
(3)  Lease is guaranteed by Sears, Roebuck and Co.
(4) Argent/Ameriquest, not yet included on this schedule, will pay annualized gross rent of $3,303,140 upon the 11/14/04 expiration of their rent abatement period.

                                        19

                                        PRIME GROUP REALTY TRUST
                                           THIRD QUARTER 2004

                 PORTFOLIO BY NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM (NAICS) CODE
-----------------------------------------------------------------------------------------------------

                                                                     PERCENT OF       PERCENT OF
   NAICS                                                             TOTAL BASE      TOTAL SQUARE
   CODE                           CLASSIFICATION                       RENT(1)           FEET(1)
  -------                         --------------                     -----------     -------------
    54      Professional, Scientific, and Technical Services           43.3%             35.7%
    52      Finance and Insurance                                      12.6%             20.5%
    31      Manufacturing                                              10.8%             11.5%
    51      Information                                                 8.8%              8.3%
    53      Real Estate and Rental and Leasing                          8.2%              5.3%
    62      Healthcare and Social Assistance                            3.5%              4.3%
    55      Management of Companies and Enterprises                     3.5%              2.8%
    44      Retail Trade                                                2.2%              0.8%
            Other                                                       7.1%             10.8%
                                                                      ------            ------
                                                                      100.0%            100.0%
                                                                      ======            ======

(1)  Excludes joint venture properties and properties that were held for sale on September 30, 2004.

                                                      PRIME GROUP REALTY TRUST
                                                         THIRD QUARTER 2004

                                                   BOARD OF TRUSTEES AND OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

BOARD OF TRUSTEES                                                      OFFICERS
---------------------------------------------------------------------  ----------------------------------------------------------
DOUGLAS CROCKER II                                                     JEFFREY A. PATTERSON
Chairman of the Board of Trustees, Prime Group Realty Trust            President and Chief Executive Officer
Principal, DC Partners LLC
                                                                       STEVEN R. BARON
RAY H. D'ARDENNE                                                       Executive Vice President, CBD Office Leasing
Managing Partner, Westfield Capital Partners
                                                                       DONALD F. FALOON
JACQUE M. DUCHARME                                                     Executive Vice President, Development
Vice Chairman Western Region and Director, Julien J. Studley, Inc.
                                                                       RICHARD M. FITZPATRICK
DANIEL A. LUPIANI                                                      Executive Vice President, Chief Financial Officer
President, Lupiani & Associates, LLC
                                                                       JAMES F. HOFFMAN
STEPHEN J. NARDI                                                       Executive Vice President, General Counsel and Secretary
President, The Nardi Group
                                                                       JOHN F. BUCHELERES
CHRISTOPHER J. NASSETTA                                                Senior Vice President, CBD Office Leasing
President and Chief Executive Officer, Host Marriott Corporation
                                                                       PAUL G. DEL VECCHIO
                                                                       Senior Vice President, Capital Markets

                                                                       ROY P. RENDINO
                                                                       Senior Vice President, Finance and Chief Accounting Officer

                                                                       CHRISTOPHER J. SULTZ
                                                                       Senior Vice President, Industrial Asset Management

                                                                       RANDEL S. WAITES
                                                                       Senior Vice President, Office Asset Management

                                         21